Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of June 30, 2012

Corporate Overview

Brookdale Senior Living Inc. ("BKD") is a leading owner and operator of senior living communities throughout the United States.  The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents.  As of June 30, 2012, the Company operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 647 communities in 35 states and the ability to serve approximately 67,000 residents.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Facilities	Number of Units	Percentage of Q2 2012 Resident and Management Fees	Percentage of Q2 2012 Facility Operating Income	Percentage of YTD 2012 Resident and Management Fees	Percentage of YTD 2012 Facility Operating Income
Owned	210	22,175	44.0%	40.3%	44.0%	40.3%
Leased	341	26,691	53.9%	55.5%	54.1%	55.6%
Managed	96	18,028	2.1%	4.2%	1.9%	4.1%
Total	647	66,894	100.0%	100.0%	100.0%	100.0%

Operating Type - By Segment
Retirement Centers	76	14,546	20.6%	25.5%	20.6%	25.2%
Assisted Living	434	21,696	41.4%	43.7%	41.5%	43.9%
CCRCs - Rental	27	6,750	15.6%	13.0%	15.7%	13.3%
CCRCs - Entry Fee	14	5,874	11.7%	7.7%	11.8%	8.0%
Innovative Senior Care ("ISC")	N/A	N/A	9.5%	6.5%	9.2%	6.0%
Managed	96	18,028	1.2%	3.6%	1.2%	3.6%
Total	647	66,894	100.0%	100.0%	100.0%	100.0%

CFFO Per Share

($ except where indicated)	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year(1)	Q1	Q2
Reported CFFO	$0.51	$0.51	$0.49	$0.47	$1.98	$0.45	$0.51
Add: integration, transaction-related and EMR roll-out costs	-	0.01	0.05	0.07	$0.13	0.03	0.06
Adjusted CFFO	$0.51	$0.52	$0.54	$0.54	$2.11	$0.48	$0.57

Weighted average shares (000's)	120,792	121,280	121,616	120,951		121,145	121,708
Period end outstanding shares (excluding unvested restricted shares) (000's)	120,835	121,973	120,911	121,133		121,197	122,474

(1) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations

Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdaleliving.com

Note: See accompanying second quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Segment Operating Information
As of June 30, 2012

Senior Housing Operating Information

	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Retirement Centers
Number of communities (period end)	75	74	76	76	76	76	76
Total average units(1)	14,104	14,050	14,131	14,468	14,188	14,452	14,451
Weighted average unit occupancy	87.3%	87.3%	88.4%	88.9%	88.0%	88.8%	88.8%
Senior Housing average monthly revenue per unit(2)	$3,129	$3,150	$3,186	$3,185	$3,163	$3,235	$3,268

Assisted Living
Number of communities (period end)	428	428	433	434	434	434	434
Total average units(1)	21,295	21,145	21,265	21,589	21,323	21,635	21,637
Weighted average unit occupancy	88.2%	87.4%	88.4%	88.7%	88.2%	88.5%	88.6%
Senior Housing average monthly revenue per unit(2)	$4,280	$4,288	$4,274	$4,260	$4,275	$4,379	$4,390

CCRCs - Rental
Number of communities (period end)	22	22	26	26	26	26	27
Total average units(1)	6,073	6,071	6,243	6,624	6,253	6,626	6,659
Weighted average unit occupancy	87.2%	86.3%	86.3%	86.3%	86.5%	86.5%	85.8%
Senior Housing average monthly revenue per unit(2)	$5,681	$5,643	$5,672	$5,464	$5,612	$5,536	$5,561

CCRCs - Entry Fee
Number of communities (period end)	14	14	14	14	14	14	14
Total average units(1)	5,138	5,141	5,152	5,161	5,148	5,171	5,199
Weighted average unit occupancy	83.1%	82.3%	82.2%	83.2%	82.7%	83.7%	83.4%
Senior Housing average monthly revenue per unit(2)	$5,079	$5,106	$5,124	$4,902	$5,052	$5,055	$4,963

Senior Housing Totals
Number of communities (period end)	539	538	549	550	550	550	551
Total average units(1)	46,610	46,407	46,791	47,842	46,912	47,884	47,946
Weighted average unit occupancy	87.2%	86.6%	87.4%	87.8%	87.3%	87.8%	87.7%
Senior Housing average monthly revenue per unit(2)	$4,198	$4,203	$4,214	$4,160	$4,193	$4,257	$4,266

Management Services - Total
Number of communities (period end)	19	19	98	97	97	96	96
Total average units(1)	3,784	3,785	8,649	18,328	8,636	18,253	18,144
Weighted average occupancy	84.7%	84.8%	84.3%	84.4%	84.5%	84.3%	84.0%
Average monthly revenue per unit(2)	$3,778	$3,836	$3,484	$3,344	$3,480	$3,373	$3,369

Innovative Senior Care Operating Information

	FY 2011				FY 2012
	Q1	Q2	Q3	Q4	Q1	Q2
Innovative Senior Care
Brookdale units served:
Outpatient Therapy consolidated	35,428	35,535	35,761	36,212	35,909	36,844
Home Health consolidated	27,277	28,129	28,347	28,924	32,655	34,503
Outpatient Therapy non-consolidated	6,038	6,045	6,022	6,050	9,685	13,023
Home Health non-consolidated	3,088	2,987	2,975	2,976	4,735	8,158
Total Brookdale units served:
Outpatient Therapy	41,466	41,580	41,783	42,262	45,594	49,867
Home Health	30,365	31,116	31,322	31,900	37,390	42,661

Outpatient Therapy treatment codes	818,122	823,539	848,205	859,988	907,816	957,364
Home Health average census	3,147	3,316	3,379	3,479	3,448	3,554

(1)	Total average units operated represent the average units operated during the period, excluding equity homes.
(2)	Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees, divided by average occupied units.

Brookdale Senior Living Inc.
Segment Financial Data
As of June 30, 2012

Financial Data
($ in 000s)

Retirement Centers	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	115,529	115,916	119,548	122,849	473,842	124,512	125,813	250,325
Expenses	66,952	66,992	69,601	71,858	275,403	73,521	73,138	146,659
Segment Operating Income	48,577	48,924	49,947	50,991	198,439	50,991	52,675	103,666
Segment Operating Margin	42.0%	42.2%	41.8%	41.5%	41.9%	41.0%	41.9%	41.4%

Assisted Living	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	241,228	237,665	241,037	244,655	964,585	251,352	252,399	503,751
Expenses	155,553	151,618	158,933	158,553	624,657	160,789	162,233	323,022
Segment Operating Income	85,675	86,047	82,104	86,102	339,928	90,563	90,166	180,729
Segment Operating Margin	35.5%	36.2%	34.1%	35.2%	35.2%	36.0%	35.7%	35.9%

CCRCs - Rental	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	90,198	88,618	91,628	93,651	364,095	95,112	95,258	190,370
Expenses	60,249	58,863	62,671	65,463	247,246	67,093	68,494	135,587
Segment Operating Income	29,949	29,755	28,957	28,188	116,849	28,019	26,764	54,783
Segment Operating Margin	33.2%	33.6%	31.6%	30.1%	32.1%	29.5%	28.1%	28.8%

CCRCs - Entry Fee	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	70,843	71,390	71,571	69,651	283,455	72,056	71,195	143,251
Expenses	53,052	53,403	53,232	53,783	213,470	54,914	55,341	110,255
Segment Operating Income	17,791	17,987	18,339	15,868	69,985	17,142	15,854	32,996
Segment Operating Margin	25.1%	25.2%	25.6%	22.8%	24.7%	23.8%	22.3%	23.0%

Bridge to Cash Basis for CCRCs - Entry Fee segment
Revenue	70,843	71,390	71,571	69,651	283,455	72,056	71,195	143,251
Less: revenue amortization (non-cash)	(5,762)	(6,604)	(6,499)	(6,536)	(25,401)	(6,403)	(6,647)	(13,050)
Add: net entrance fees (cash)	7,511	8,128	12,544	14,052	42,235	6,887	14,265	21,152
Adjusted revenue	72,592	72,914	77,616	77,167	300,289	72,540	78,813	151,353
Expenses	53,052	53,403	53,232	53,783	213,470	54,914	55,341	110,255
Adjusted Segment Operating Income	19,540	19,511	24,384	23,384	86,819	17,626	23,472	41,098
Adjusted Segment Operating Margin	26.9%	26.8%	31.4%	30.3%	28.9%	24.3%	29.8%	27.2%

Total Senior Housing	FY 2011					FY 2012
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	517,798	513,589	523,784	530,806	2,085,977	543,032	544,665	1,087,697
Expenses	335,806	330,876	344,437	349,657	1,360,776	356,317	359,206	715,523
Operating Income	181,992	182,713	179,347	181,149	725,201	186,715	185,459	372,174
Operating Margin	35.1%	35.6%	34.2%	34.1%	34.8%	34.4%	34.1%	34.2%
G&A Allocation (1)	22,568	21,489	20,598	18,991	83,646	22,751	20,876	43,627
G&A Allocation as a % of revenue	4.4%	4.2%	3.9%	3.6%	4.0%	4.2%	3.8%	4.0%
Adjusted Operating Income	159,424	161,224	158,749	162,158	641,555	163,964	164,583	328,547
Adjusted Operating Margin	30.8%	31.4%	30.3%	30.5%	30.8%	30.2%	30.2%	30.2%

Brookdale Senior Living Inc.
Segment Financial Data
As of June 30, 2012

Financial Data (continued)
($ in 000s)

Innovative Senior Care ("ISC")	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	50,237	50,334	51,375	53,834	205,780	53,854	57,722	111,576
Expenses	35,148	35,366	36,977	40,304	147,795	42,452	44,309	86,761
Segment Operating Income	15,089	14,968	14,398	13,530	57,985	11,402	13,413	24,815
Segment Operating Margin	30.0%	29.7%	28.0%	25.1%	28.2%	21.2%	23.2%	22.2%
G&A Allocation (1)	5,377	5,610	4,912	4,301	20,200	5,954	5,453	11,407
G&A Allocation as a % of revenue	10.7%	11.1%	9.6%	8.0%	9.8%	11.1%	9.4%	10.2%
Adjusted Segment Operating Income	9,712	9,358	9,486	9,229	37,785	5,448	7,960	13,408
Adjusted Segment Operating Margin	19.3%	18.6%	18.5%	17.1%	18.4%	10.1%	13.8%	12.0%

Total Senior Housing and ISC	FY 2011					FY 2012
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	568,035	563,923	575,159	584,640	2,291,757	596,886	602,387	1,199,273
Expenses	370,954	366,242	381,414	389,961	1,508,571	398,769	403,515	802,284
Operating Income	197,081	197,681	193,745	194,679	783,186	198,117	198,872	396,989
Operating Margin	34.7%	35.1%	33.7%	33.3%	34.2%	33.2%	33.0%	33.1%
G&A Allocation (1)	27,945	27,099	25,510	23,292	103,846	28,705	26,329	55,034
G&A Allocation as a % of revenue	4.9%	4.8%	4.4%	4.0%	4.5%	4.8%	4.4%	4.6%
Adjusted Operating Income	169,136	170,582	168,235	171,387	679,340	169,412	172,543	341,955
Adjusted Operating Margin	29.8%	30.2%	29.3%	29.3%	29.6%	28.4%	28.6%	28.5%

Management Services	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue (Management Fees)	1,405	1,505	3,336	7,349	13,595	7,444	7,499	14,943
Expenses (G&A Allocation) (1)	1,058	1,133	2,512	5,534	10,237	5,929	5,325	11,254
Segment Operating Income	347	372	824	1,815	3,358	1,515	2,174	3,689
Segment Operating Margin	24.7%	24.7%	24.7%	24.7%	24.7%	20.4%	29.0%	24.7%

Total Senior Housing, ISC and Management Services	FY 2011					FY 2012
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	569,440	565,428	578,495	591,989	2,305,352	604,330	609,886	1,214,216
Expenses	370,954	366,242	381,414	389,961	1,508,571	398,769	403,515	802,284
Operating Income	198,486	199,186	197,081	202,028	796,781	205,561	206,371	411,932
Operating Margin	34.9%	35.2%	34.1%	34.1%	34.6%	34.0%	33.8%	33.9%
G&A Allocation (1)	29,003	28,232	28,022	28,826	114,083	34,634	31,654	66,288
G&A Allocation as a % of revenue	5.1%	5.0%	4.8%	4.9%	4.9%	5.7%	5.2%	5.5%
Adjusted Operating Income	169,483	170,954	169,059	173,202	682,698	170,927	174,717	345,644
Adjusted Operating Margin	29.8%	30.2%	29.2%	29.3%	29.6%	28.3%	28.6%	28.5%

(1)  Excludes non-cash stock-based compensation expense and integration, transaction-related and EMR roll-out costs.

Brookdale Senior Living Inc.
Same Community and Capital Expenditure Information
As of June 30, 2012

Same Community Information

($ in 000s, except Avg. Mo. Revenue/Unit)	Senior Housing			Senior Housing
	Three Months Ended June 30,			Twelve Months Ended June 30,
	2012	2011	% Change	2012	2011	% Change
Revenue	$515,734	$503,817	2.4%	$2,043,245	$1,994,623	2.4%
Operating Expense	344,853	328,546	5.0%	1,360,939	1,310,573	3.8%
Facility Operating Income	$170,881	$175,271	-2.5%	$682,306	$684,050	-0.3%
Facility Operating Margin	33.1%	34.8%	-1.7%	33.4%	34.3%	-0.9%

# Communities	535	535		535	535
Avg. Period Occupancy	87.8%	86.7%	1.1%	87.9%	87.2%	0.7%
Avg. Mo. Revenue/Unit	$4,260	$4,215	1.1%	$4,220	$4,149	1.7%

($ in 000s)	Innovative Senior Care			Innovative Senior Care
	Three Months Ended June 30,			Twelve Months Ended June 30,
	2012	2011	% Change	2012	2011	% Change
Revenue	$26,091	$26,688	-2.2%	$106,554	$110,824	-3.9%
Operating Expense	19,589	18,322	6.9%	78,879	73,420	7.4%
Facility Operating Income	$6,502	$8,366	-22.3%	$27,675	$37,404	-26.0%
Facility Operating Margin	24.9%	31.3%	-6.4%	26.0%	33.8%	-7.8%

# Units served (1)	19,939	19,939		19,939	19,939

(1) Units are included in same store calculation where either the therapy or home health, whichever came later, has stabilized or produced revenue for twenty-four months.

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended June 30,
Type	2012	2011
Recurring	$9,099	$10,093
Reimbursements	(500)	(825)
Net Recurring	8,599	9,268
Corporate (2)	6,817	6,059
EBITDA-enhancing / Major Projects (3)	22,587	13,951
Program Max / Development, net (4)	11,199	8,610
Net Total Capital Expenditures (5)	$49,202	$37,888

(2)  Corporate includes home health acquisitions, capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.

(3) Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects.
(4) Includes community expansions and major repositioning or upgrade projects. Also includes de novo community developments.
Amounts shown are amounts invested, net of third party lender or lessor funding received of $0.7 million and $0.6 million for the three months ended June 30, 2012 and 2011, respectively.
(5) Approximately $11.3 million and $9.7 million of expense was recognized during the three months ended June 30, 2012 and 2011, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of June 30, 2012
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Initial Maturities
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2012	$16,243	3.64%	$-	-	$16,243	3.64%	$13,661	8.38%	$29,904
2013	513,476	3.52%	-	-	513,476	3.52%	29,836	8.40%	543,312
2014	149,943	5.70%	-	-	149,943	5.70%	31,656	8.44%	181,599
2015	39,193	5.62%	-	-	39,193	5.62%	33,264	8.49%	72,457
2016	34,496	5.15%	75,000	6.50%	109,496	6.07%	30,408	8.62%	139,904
Thereafter	1,404,972	4.19%	-	-	1,404,972	4.19%	212,698	8.48%	1,617,670
Total	$2,158,323	4.17%	$75,000	6.50%	$2,233,323	4.25%	$351,523	8.48%	$2,584,846

	Final Maturities (3)
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2012	$16,243	3.64%	$-	-	$16,243	3.64%	$13,661	8.38%	$29,904
2013	307,452	3.02%	-	-	307,452	3.02%	29,836	8.40%	337,288
2014	10,888	4.75%	-	-	10,888	4.75%	31,656	8.44%	42,544
2015	180,518	5.76%	-	-	180,518	5.76%	33,264	8.49%	213,782
2016	35,887	5.08%	75,000	6.50%	110,887	6.04%	30,408	8.62%	141,295
Thereafter	1,607,335	4.20%	-	-	1,607,335	4.20%	212,698	8.48%	1,820,033
Total	$2,158,323	4.17%	$75,000	6.50%	$2,233,323	4.25%	$351,523	8.48%	$2,584,846

Coverage Ratios

	Six months ended June 30, 2012
				Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned communities	22,175	166,771	137,974	49,076	2.8x
Leased communities *	26,691	230,218	194,775	156,524	1.2x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Six months ended June 30,
	2012	2011
Scheduled debt amortization	$22,751	$8,100
Lease financing debt amortization - FMV or no purchase option (4)	5,922	5,120
Lease financing debt amortization - bargain purchase option	6,879	6,080
Total debt amortization	$35,552	$19,300

Line Availability

($000s)	03/31/11	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12

Total line commitment	$230,000	$230,000	$230,000	$230,000	$230,000	$230,000

Line availability (7)	$182,053	$172,105	$162,057	$194,165	$199,786	$201,659
Ending line balance	-	-	35,000	65,000	85,000	75,000
Available to draw	$182,053	$172,105	$127,057	$129,165	$114,786	$126,659
Cash and cash equivalents	36,732	40,126	39,195	30,836	42,113	38,676
Total liquidity (available to draw + cash)	$218,785	$212,231	$166,252	$160,001	$156,899	$165,335

Total letters of credit outstanding	$71,878	$72,051	$71,785	$78,104	$77,754	$78,324

Leverage Ratios

		Annualized
	Balance	Leverage
Debt (1)	$2,158,323
Capital leases	351,523
Total Debt	$2,509,846	6.2x

Plus: Line of credit (cash borrowings)	75,000
Less: Unrestricted cash	(38,676)
Less: Cash held as collateral against existing debt	(3,760)
Subtotal	$2,542,410	6.3x

2012 YTD annualized Adjusted EBITDA	$402,202

Annual cash lease expense multiplied by 8	2,256,848
Total adjusted debt	$4,799,258	7.0x

2012 YTD annualized Adjusted EBITDAR	$684,308

Debt Structure

		weighted
	Balance	rate (2)
Fixed rate debt (1)	$1,476,008	4.94%
Variable rate debt (1)	682,315	2.51%
Capital leases	351,523	8.48%
Line of credit (cash borrowings)	75,000	6.50%
Total debt	$2,584,846

	Balance	% of total
Variable rate debt with interest rate swaps (1) (5)	$27,568	4.0%
Variable rate debt with interest rate caps (1) (6)	408,993	59.9%
Variable rate debt - unhedged (1)	245,754	36.0%
Total variable rate debt (1)	$682,315	100.0%

(1) Includes mortgage debt, bond and discount mortgage backed security financing and convertible notes, but excludes capital leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Assumes extension options are exercised.
(4) Payments are included in CFFO.
(5) Weighted swap rate for stated reporting period is 5.49%.
(6) Weighted cap rate for stated reporting period of 5.49% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(7) The actual amount available to borrow under the line may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Brookdale Senior Living Inc.
Selected Data - 2011 Convertible Debt Issuance
As of June 30, 2012
($ in 000's)

Issuance Proceeds:
Face Amount of Notes	316,250
Total Issuance Costs	(7,949)	See detail below.
Purchase of Hedge	(77,007)	The net cost of the bond hedge is $31,941.
Sale of Warrants	45,066	This net amount will reduce equity resulting from the issuance.
Net Cash Proceeds	276,360

Issuance Costs:
Notes Payable	5,944
Equity Component	2,005
	7,949

Initial GAAP Recording:
Cash Proceeds	276,360
Deferred Financing Costs	5,944
	282,304

Notes Payable	237,444	Face amount discounted using effective 7.5% interest rate.
Paid In Capital	44,860	See detail below.
	282,304

Change In Equity:
Imbedded Conversion Option	78,806
Purchase of Hedge	(77,007)
Sale of Warrants	45,066
Equity Issuance Costs	(2,005)
	44,860

Balance Sheet Balances			Interest Expense Amounts
	Notes	Deferred	Period	GAAP	Cash
As of	Liability	Fin. Costs	Ending	Interest	Interest
Closing	237,444	5,944
31-Dec-2011	241,899	5,519	6 Mo. 12/2011	9,214	4,759
31-Dec-2012	251,314	4,670	Year 12/2012	18,112	8,697
31-Dec-2013	261,445	3,821	Year 12/2013	18,828	8,697
31-Dec-2014	272,347	2,972	Year 12/2014	19,599	8,697
31-Dec-2015	284,079	2,123	Year 12/2015	20,429	8,697
31-Dec-2016	296,704	1,274	Year 12/2016	21,322	8,697
31-Dec-2017	310,290	424	Year 12/2017	22,283	8,697
15-Jun-2018	316,250	-	6 Mo. 6/2018	9,946	3,986

Brookdale Senior Living Inc.
CFFO Reconciliation
As of June 30, 2012

CFFO Calculation
($ in 000s)

	Three Months Ended June 30,
	2012	2011

Net cash provided by operating activities (includes non-refundable entrance fees)	$82,854	$64,686
Changes in operating assets and liabilities (eliminates cash flow effect)	(14,172)	11,139
Add: Refundable entrance fees received	9,317	5,310
Less: First generation entrance fees received	-	(2,155)
Less: Entrance fee refunds disbursed	(5,429)	(6,481)
Less: Recurring capital expenditures, net	(8,599)	(9,268)
Less: Lease financing debt amortization with fair market value or no purchase options	(2,993)	(2,587)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	(809)	-
Add: CFFO from unconsolidated ventures	1,310	661
Cash From Facility Operations	$61,479	$61,305

Add: Integration, transaction-related and EMR roll-out costs	7,688	894
Adjusted Cash From Facility Operations	$69,167	$62,199

Revenue Reconciliation (1)

($ in 000s except average monthly revenue per quarter)	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	4,198	4,203	4,214	4,160	4,193	4,257	4,266
Average monthly units (excluding equity homes) available	46,625	46,430	46,817	47,846	46,910	47,858	47,935
Average occupancy for the quarter	87.2%	86.6%	87.4%	87.8%	87.3%	87.8%	87.7%
Senior Housing Resident fee revenue	$512,036	$506,985	$517,285	$524,270	$2,060,576	$536,629	$538,018

Add: ISC segment revenue	50,237	50,334	51,375	53,834	205,780	53,854	57,722
Add: management fee revenue	1,405	1,505	3,336	7,349	13,595	7,444	7,499
Total revenues excluding entrance fee amortization	$563,678	$558,824	$571,996	$585,453	$2,279,951	$597,927	$603,239

CFFO Reconciliation to the Income Statement

Resident and management fee revenue	$569,440	$565,428	$578,495	$591,989	$2,305,352	$604,330	$609,886
Less: Entrance fee amortization	(5,762)	(6,604)	(6,499)	(6,536)	(25,401)	(6,403)	(6,647)
Adjusted revenues	563,678	558,824	571,996	585,453	2,279,951	597,927	603,239

Less: Facility operating expenses	(370,954)	(366,242)	(381,414)	(389,961)	(1,508,571)	(398,769)	(403,515)

Less: G&A including non-cash stock-based compensation expense	(33,543)	(33,681)	(38,711)	(42,392)	(148,327)	(44,973)	(46,071)
Add: G&A non-cash stock-based compensation expense	4,540	4,555	5,221	5,540	19,856	6,435	6,729
Net G&A	(29,003)	(29,126)	(33,490)	(36,852)	(128,471)	(38,538)	(39,342)

Less: Facility lease expense	(66,315)	(66,065)	(68,314)	(74,164)	(274,858)	(71,445)	(70,628)
Add: Straight-line lease expense	1,726	1,456	1,834	3,592	8,608	1,642	1,564
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,094)	(1,093)	(4,373)	(1,093)	(1,093)
Net lease expense	(65,682)	(65,702)	(67,574)	(71,665)	(270,623)	(70,896)	(70,157)

Add: Entrance fee receipts	9,712	12,454	15,726	17,480	55,372	14,989	19,694
Less: Entrance fee disbursements	(4,930)	(6,481)	(5,475)	(8,107)	(24,993)	(8,102)	(5,429)
Net entrance fees	4,782	5,973	10,251	9,373	30,379	6,887	14,265

Adjusted EBITDA	102,821	103,727	99,769	96,348	402,665	96,611	104,490

Less: Recurring capital expenditures, net	(7,057)	(9,268)	(8,675)	(8,661)	(33,661)	(8,064)	(8,599)
Less: Interest expense, net	(30,936)	(29,900)	(29,262)	(31,237)	(121,335)	(31,198)	(31,739)
Less: Lease financing debt amortization with fair market value or no purchase options	(2,533)	(2,587)	(2,645)	(2,700)	(10,465)	(2,929)	(2,993)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	-	-	-	(582)	(582)	(206)	(809)
Add: CFFO from unconsolidated ventures	641	661	738	1,249	3,289	1,228	1,310
Less: Other	(1,185)	(1,328)	196	2,329	12	(856)	(181)

Reported CFFO	$61,751	$61,305	$60,121	$56,746	$239,923	$54,586	$61,479

Add: integration, transaction-related and EMR roll-out costs	-	894	5,468	8,026	14,388	3,904	7,688
Adjusted CFFO	$61,751	$62,199	$65,589	$64,772	$254,311	$58,490	$69,167

CFFO Per Share

($ except where indicated)	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year(2)	Q1	Q2
Reported CFFO	$0.51	$0.51	$0.49	$0.47	$1.98	$0.45	$0.51
Add: integration, transaction-related and EMR roll-out costs	-	0.01	0.05	0.07	0.13	0.03	0.06
Adjusted CFFO	$0.51	$0.52	$0.54	$0.54	$2.11	$0.48	$0.57

Shares used in calculation of CFFO (000's)	120,792	121,280	121,616	120,951		121,145	121,708

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.
(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure.  CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of June 30, 2012

Cash Basis ($ in 000's except average resale and refund)

	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12	Q2 12
# Closings	53	73	88	85	94	106
# of Refunds	69	72	73	75	92	62

Resale Receipts:
Proceeds from non-refundable entrance fees (1)(2)	4,918	8,305	9,360	8,387	7,000	10,377
Proceeds from refundable entrance fees (2)(3)	4,794	4,149	6,366	9,093	7,989	9,317
Total Cash Proceeds (2)	9,712	12,454	15,726	17,480	14,989	19,694
Refunds of entrance fees (4)(5)	(4,930)	(6,481)	(5,475)	(8,107)	(8,102)	(5,429)
Net Resale Cash Flow (excluding first generation entrance fees, net)	4,782	5,973	10,251	9,373	6,887	14,265
First generation entrance fees, net (6)	2,729	2,155	2,293	4,679	-	-
Net Resale Cash Flow (as reported)	7,511	8,128	12,544	14,052	6,887	14,265

My Choice proceeds included in refundable resale receipts above	1,144	1,591	2,264	3,994	2,363	3,602

Average Resale $ (excluding My Choice and first generation proceeds)	161,660	148,808	152,977	158,659	134,319	151,811
Average Refund $ (excluding My Choice and first generation refunds)	(70,058)	(81,681)	(71,863)	(98,040)	(84,283)	(77,500)

Value of Unsold Inventory ($ in 000's except average resale price)

Gross Value @ Average Resale Price of $155,000	104,625
Refund Attachments	(11,964)
Net Cash Value	92,661

Income Statement Impact ($ in 000's)
On BKD's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident. The following are the non-cash amortized non-refundable entrance fees for each quarter:

	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12	Q2 12
Amortization of entrance fees (incl. gains on terminations) (7)	(5,204)	(6,022)	(5,890)	(5,869)	(6,403)	(6,647)

Principles of Entry Fee Accounting

Certain of BKD's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits.  BKD has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community's various levels of care.  The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation.  The refundable portion of a resident's entrance fee is generally refundable within a certain time period following  contract termination or in certain agreements, upon the resale of a comparable unit or 12 months after the resident vacates the unit and is not amortized.

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue.
(2) Excludes first generation entrance fees received, net (Note 6).
(3) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes My Choice proceeds).
(4) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees.
(5) Excludes first generation entrance fee refunds ($0.8 million for the three months ended December 31, 2011). (Note 6)
(6) First generation entrance fees, net represents initial entrance fees received from the sale of units at a recently opened entrance fee CCRC prior to stabilization, less first generation entrance fee refunds not replaced by second generation entrance fee receipts. We determine the stabilization date of recently opened entrance fee communities to be the first day of the first full fiscal quarter occurring two years subsequent to the community's opening date for occupancy of all levels of care on the campus.  Stabilization was achieved at a recently opened entrance fee CCRC in Q1 2012.

(7) Excludes first generation entrance fee amortization prior to stabilization (Note 6).

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of June 30, 2012
($ in 000s)

Cash Flow Statements

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011	Q1 2012	Q2 2012
Cash Flows from Operating Activities
Net loss	$(12,305)	$(33,959)	$(7,036)	$(14,875)	$(68,175)	$(10,338)	$(18,810)
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss on extinguishment of debt	2,894	15,254	715	-	18,863	221	-
Depreciation and amortization	74,486	72,587	68,381	66,479	281,933	67,817	68,147
Asset impairment	14,846	-	-	2,046	16,892	1,083	7,246
Equity in (earnings) loss of unconsolidated ventures	(266)	(146)	117	(1,137)	(1,432)	(99)	61
Distributions from unconsolidated ventures from cumulative share of net earnings	-	-	700	582	1,282	206	809
Amortization of deferred gain	(1,093)	(1,093)	(1,094)	(1,093)	(4,373)	(1,093)	(1,093)
Amortization of entrance fees	(5,762)	(6,604)	(6,499)	(6,536)	(25,401)	(6,403)	(6,647)
Proceeds from deferred entrance fee revenue	6,361	9,299	10,815	11,903	38,378	7,000	10,377
Deferred income tax (benefit) provision	(11,841)	11,841	-	943	943	(4)	(37)
Change in deferred lease liability	1,726	1,456	1,824	3,602	8,608	1,642	1,564
Change in fair value of derivatives and amortization	8	2,635	1,508	(273)	3,878	233	278
(Gain) loss on sale of assets	(1,315)	-	135	-	(1,180)	114	58
(Gain) loss on acquisition	-	-	(3,520)	1,538	(1,982)	636	-
Gain on facility lease termination	-	-	-	-	-	(2,780)	-
Lessor cash reimbursement for tenant incentive	-	-	-	1,251	1,251	-	-
Non-cash stock-based compensation	4,540	4,555	5,221	5,540	19,856	6,435	6,729
Changes in operating assets and liabilities:
Accounts receivable, net	(105)	1,728	(3,998)	(2,992)	(5,367)	(5,317)	(3,484)
Prepaid expenses and other assets, net	460	1,477	(11,425)	(13,446)	(22,934)	(1,681)	7,622
Accounts payable and accrued expenses	8,453	(7,136)	1,509	10,895	13,721	(23,705)	14,410
Tenant refundable fees and security deposits	310	(287)	(1,964)	(245)	(2,186)	(442)	(675)
Deferred revenue	11,269	(6,921)	(739)	(7,757)	(4,148)	12,168	(3,701)
Net cash provided by operating activities	92,666	64,686	54,650	56,425	268,427	45,693	82,854
Cash Flows from Investing Activities
Decrease (increase) in lease security deposits and lease acquisition deposits, net	941	(1,313)	(1,219)	(1,497)	(3,088)	(2,217)	(4,119)
Decrease (increase) in cash and escrow deposits - restricted	54,455	3,841	(2,052)	(68)	56,176	8,442	(3,038)
Purchase of marketable securities - restricted	(26,409)	(6,315)	-	-	(32,724)	(399)	(1)
Sale of marketable securities - restricted	809	608	(2)	16	1,431	-	-
Additions to property, plant and equipment and leasehold intangibles, net of related payables	(28,589)	(39,340)	(46,659)	(45,543)	(160,131)	(41,533)	(50,433)
Acquisition of assets, net of related payables and cash received	(51,330)	(3,178)	(89)	(34,085)	(88,682)	(104,984)	(4,975)
Purchase of Horizon Bay Realty, L.L.C., net of cash acquired	-	-	5,516	-	5,516	-	-
Payment on (issuance of) notes receivable, net	403	-	1,271	(190)	1,484	(439)	-
Investment in unconsolidated ventures	-	-	(13,711)	(279)	(13,990)	-	(571)
Distributions received from unconsolidated ventures	60	56	40	50	206	100	84
Net proceeds from sale of assets	23,147	5,885	1,785	-	30,817	-	325
Other	(164)	(304)	(353)	(93)	(914)	(362)	(340)
Net cash (used in) provided by investing activities	(26,677)	(40,060)	(55,473)	(81,689)	(203,899)	(141,392)	(63,068)
Cash Flows from Financing Activities
Proceeds from debt	28,000	2,417	447,108	5,144	482,669	175,838	17,178
Repayment of debt and capital lease obligations	(134,550)	(283,626)	(461,397)	(18,992)	(898,565)	(86,068)	(32,585)
Proceeds from line of credit	40,000	15,000	65,000	105,000	225,000	130,000	75,000
Repayment of line of credit	(40,000)	(15,000)	(30,000)	(75,000)	(160,000)	(110,000)	(85,000)
Proceeds from issuance of convertible notes, net	-	308,335	(102)	(21)	308,212	-	-
Issuance of warrants	-	45,066	-	-	45,066	-	-
Purchase of bond hedge	-	(77,007)	-	-	(77,007)	-	-
Payment of financing costs, net of related payables	(2,575)	(910)	(4,685)	(542)	(8,712)	(2,378)	(336)
Other	(184)	(148)	(122)	(833)	(1,287)	(86)	(178)
Refundable entrance fees:
Proceeds from refundable entrance fees	6,080	5,310	7,204	11,017	29,611	7,989	9,317
Refunds of entrance fees	(4,930)	(6,481)	(5,475)	(8,868)	(25,754)	(8,102)	(5,429)
Cash portion of loss on extinguishment of debt	(2,861)	(14,153)	(26)	-	(17,040)	(118)	-
Recouponing and payment of swap termination	(64)	(35)	-	-	(99)	(99)	(1,190)
Purchase of treasury stock	-	-	(17,613)	-	(17,613)	-	-
Net cash provided by (used in) financing activities	(111,084)	(21,232)	(108)	16,905	(115,519)	106,976	(23,223)
Net (decrease) increase in cash and cash equivalents	(45,095)	3,394	(931)	(8,359)	(50,991)	11,277	(3,437)
Cash and cash equivalents at beginning of period	81,827	36,732	40,126	39,195	81,827	30,836	42,113
Cash and cash equivalents at end of period	$36,732	$40,126	$39,195	$30,836	$30,836	$42,113	$38,676